INCOME TAXES - Deferred tax assets (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred tax assets
Accrued expenses	¥ 50,644	¥ 28,585
Net operating loss carry forwards	53,989	46,447
Total deferred tax assets	104,633	75,032
Less: valuation allowance	(1,984)	0
Deferred tax assets, net	¥ 102,649	¥ 75,032